                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.
--------------------------------------------
                      Debtors
                              Case Numbers:  01-0029744 through 01-00297448 MBM
                                      Reporting Period:  July 1 to July 31, 2002

                            MONTHLY OPERATING REPORT

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                                                                                                     DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.            ATTACHED          ATTACHED
----------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                      MOR-1                                     X
----------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation)         MOR-1 (CON'T)                             X
----------------------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                                         X
----------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                      X
----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                          MOR-2                   X
----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                    MOR-3                   X
----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                     MOR-4                   X
----------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                      X
----------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                             X
----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR-5                                     X
----------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                                X
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                     MOR-5                   X
----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                             MOR-6                   X
----------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ William M. Thalman                                             30-Aug-02
-------------------------------------------                    ----------------
Signature of Debtor                                                        Date


Willian M. Thalman                                               VP-Treasurer
-------------------------------------------                    ----------------
Printed Name of Debtor                                                    Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request
Bank reconciliations were performed and are available by request
Bank statements are available by request
The cash disbursements by legal entity are listed below


DISBURSEMENTS BY LEGAL ENTITY                                       JULY-02
----------------------------------------------------              -----------
LEGAL ENTITY

The Carbide/Graphite Group, Inc.                                  $ 7,248,985

Seadrift Coke, L.P.                                               $ 3,949,484

Carbon/Graphite International, Inc. (FSC)                           < $15,000

CG Specialty Products Management Corporation                        < $15,000

Carbide/Graphite Management Corporation                             < $15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED JULY 31, 2002
(#'S IN '000S)


Sales                                                        $   10,344
Cost of goods sold                                               10,931
                                                             ----------
Gross profit                                                       (587)

SG&A                                                                707
                                                             ----------
Operating income before items below                              (1,294)

Other compensation                                                   -
Other (income) expense, net                                         176
                                                             ----------
Operating income/(loss)                                          (1,470)

Non-operating expenses (income):
 Special financing costs                                             -
 Interest expense                                                   937
 Other non-operating (income)/expense                                -
                                                             ----------
Income/(loss) before income taxes                                (2,407)

Provision for income taxes                                          (58)
                                                             ----------
Net income (loss) from continuing operations                     (2,349)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                -
                                                             ----------
Net income (loss)                                            $   (2,349)
                                                             ==========

Est. earnings per share data:
   Income excluding other items                              $    (0.27)
   Income before discontinued operations                     $    (0.28)
   Extraordinary loss                                        $      -
                                                             ----------
   Net income per share                                      $    (0.28)

Weighted average shares                                       8,331,342

CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT JULY 31, 2002
(#'S IN '000S)


ASSETS
Current assets:
     Cash & short term investments                          $    1,048

     Marketable securities                                           0

     Accounts receivable
           Accounts receivable                                  30,127
           Allowance for doubtful accts                         (3,480)
                                                            ----------
           Net accounts receivable                              26,647

     Inventory
           Gross inventory                                      61,858
           Obsolescence reserve                                   (671)
           Lifo reserve                                        (14,919)
                                                            ----------
           Net inventory                                        46,268

     Prepaid expenses                                            3,122
     Other current assets                                        3,505
     Deferred tax asset                                              0
                                                            ----------
        Total current assets                                    80,590

Fixed assets:
     Gross                                                     351,052
     Accumulated depreciation                                 (243,646)
                                                            ----------
        Net fixed assets                                       107,406

Other assets                                                     6,277
                                                            ----------
        TOTAL ASSETS                                        $  194,273
                                                            ==========

                             LIABILITIES
Current liabilities:
     Trade accounts payable                                 $   24,959
     Overdrafts                                                      0
     Other current liabilities                                  38,653
     Debt - Current                                            135,567
                                                            ----------
        Total current liabilities                              199,179

Long-term debt:
     Senior notes                                                    0
     Line of credit                                                  0
                                                            ----------
        Total long -term debt                                        0

Long term reserves                                              15,569
Deferred revenue                                                 1,069
Deferred tax provision                                               0
                                                            ----------
        TOTAL LIABILITIES                                      215,817


                        SHAREHOLDERS' EQUITY
Common stock                                                        99
Additional paid in capital                                      36,712
Treasury stock, at cost                                        (11,207)
Common stock to be issued under warrants                         3,424
Unfunded pension obligation                                     (4,893)
Other comprehensive income                                           0
Retained earnings                                              (45,679)
                                                            ----------
        TOTAL SHAREHOLDERS' EQUITY                             (21,544)
                                                            ----------
        TOTAL LIABILITIES AND S.H. EQUITY                   $  194,273
                                                            ==========

THE CARBIDE/GRAPHITE GROUP INC.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - JULY 2002

                                Beginning         Amount                                                                Ending
                                   Tax         Withheld or          Amount            Date           Check No.           Tax
                                Liability        Accrued             Paid             Paid            or EFT          Liability
                                ----------------------------------------------------------------------------------------------------
FEDERAL

Withholding                          0.00       339,120.62           36,739.76          7/9/2002         **               0.00
                                                                     73,266.54         7/12/2002         **
                                                                     58,692.88         7/16/2002         **
                                                                     38,180.83         7/23/2002         **
                                                                     70,794.77         7/26/2002         **
                                                                     61,445.84          8/1/2002         **

FICA - Employee                      0.00       186,762.95           21,256.73             37446 **                       0.00
                                                                     41,644.96         7/12/2002         **
                                                                     30,347.27         7/16/2002         **
                                                                     21,786.17         7/23/2002         **
                                                                     41,529.87         7/26/2002         **
                                                                     30,197.95          8/1/2002         **

FICA - Employer                      0.00       189,393.85           21,455.12          7/9/2002         **               0.00
                                                                     41,930.69             37449 **
                                                                     30,347.30         7/16/2002         **
                                                                     21,935.03         7/23/2002         **
                                                                     43,527.79         7/26/2002         **
                                                                     30,197.92          8/1/2002         **

Unemployment                     1,563.55           343.46            1,563.55         6/30/2002         **             343.46

Income                               0.00             0.00                                                                0.00

Other:

Total Federal Taxes              1,563.55       715,620.88          716,840.97                                          343.46

State and Local
Withholding                         (0.63)      102,792.45          102,520.77                   See Attached           271.05 (1)

SALES                                0.00        19,732.72            6,333.23             37455            306719        0.00
                                                                      5,442.22 EFT               78301/95895
                                                                      7,957.27             37449            503761


Excise                               0.00             0.00                0.00                                            0.00

Unemployment                    18,702.99         4,383.08                                 18703 See Attached         4,383.07 (2)

Real Property                        0.00                                                                                 0.00

Personal Property                    0.00                                                                                 0.00

Other:

Total State and Local Taxes     18,702.36       126,908.25          122,253.49                                        4,654.12

Total Taxes                     20,265.91       842,529.13          839,094.46                                        4,997.58


                                             **               ADP Statement of Deposits Attached




              (1)             SIT Due          MISS         271.05

              (2)             SUI Due          KY          1235.98
                                               NY           477.98
                                               NC                0
                                               PA         2,669.12
                                                         ---------
                                                          4,383.08

SEADRIFT COKE L.P.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - JULY 2002

                                    Beginning        Amount                                                         Ending
                                       Tax        Withheld or       Amount                         Check No.          Tax
                                    Liability       Accrued          Paid                           or EFT         Liability
                                   ---------------------------------------------------------------------------------------------
FEDERAL
Withholding                               -         55,452.52       28,551.80          7/9/2002       **             (0.00)
                                                                    26,900.72         7/23/2002       **
                                                                            -

FICA - Employee                           -         32,689.63       16,676.14          7/9/2002       **              0.00
                                                                    16,013.49         7/23/2002       **
                                                                            -

FICA - Employer                        0.01         32,689.55       16,676.14          7/9/2002       **              0.01
                                                                    16,013.41         7/23/2002       **
                                                                            -

Unemployment                           2.74                 -            2.74         6/30/2002       **                 -

Income                                    -

Other:

Total Federal Taxes                    2.75        120,831.70      120,834.44                                         0.01

STATE AND LOCAL
Withholding                               -                                                                              -

Sales                                     -          2,421.13        2,421.13         7/17/2002       42336              -

Excise                                    -                                                                              -

Unemployment                         170.86                 -          170.86         6/30/2002       **                 -

Real Property                             -                                                                              -

Personal Property                         -                                                                              -

Other:                                    -                                                                              -

Total State and Local Taxes          170.86          2,421.13        2,591.99                                            -

Total Taxes                          173.61        123,252.83      123,426.43                                         0.01



                                       **         ADP Statement of Deposits Attached


MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
JULY 31, 2002



                    TOTAL         0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS        PRE-PETITION
--------------------------------------------------------------------------------------------------------------------------------
             $ 26,085,625         $ 2,256,558            $ 119,370         $ 1,532,309          $ 1,415,296        $ 20,762,092
--------------------------------------------------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request




THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
JULY 31, 2002


                                  0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS       OVER 120 DAYS
                    TOTAL         OUTSTANDING          OUTSTANDING         OUTSTANDING          OUTSTANDING         OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
             $ 24,566,224        $ 11,629,601          $ 6,587,493         $ 3,193,734          $ 1,076,239         $ 2,079,157
--------------------------------------------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
JULY 31, 2002

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                                                                                        Yes         No
----------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide and explanation below.                         X
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2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation
     below.                                                                                         X
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3.   Have all postpetition tax returns been timely filed? If no, provide and
     explanation below.                                                                 X
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4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect? If no, provide an explanation below.                          X
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